AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 1, 1996

                                                       REGISTRATION NO. 33-45437

                                                               FILE NO. 811-6549

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]

                        PRE-EFFECTIVE AMENDMENT NO. ____                [ ]

                          POST-EFFECTIVE AMENDMENT NO. 5                [X]

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                                AMENDMENT NO. 9                         [X]

                        (CHECK APPROPRIATE BOX OR BOXES)


                          AMERICA'S UTILITY FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                              901 EAST BYRD STREET
                           RICHMOND, VIRGINIA  23219
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (804) 775-5719



                                 DAVID L. HEAVENRIDGE
                              901 EAST BYRD STREET
                           RICHMOND, VIRGINIA  23219
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO

                            TIMOTHY W. DIGGINS, ESQ.
                                  ROPES & GRAY
                            ONE INTERNATIONAL PLACE
                               BOSTON, MA  02110



             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                            (CHECK APPROPRIATE BOX)

     [ ]       IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)


     [ ]       ON (DATE) PURSUANT TO PARAGRAPH (B)

     [X]       60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1)

     [ ]       ON (DATE) PURSUANT TO PARAGRAPH (A)(1)

     [ ]       75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)

     [ ]       ON (DATE) PURSUANT TO PARAGRAPH (A)(2) OF RULE 485

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

     [ ] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT


THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OR AMOUNT OF SECURITIES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2. A RULE 24F-2 NOTICE FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995 HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 29, 1996.

                              CROSS REFERENCE SHEET

                            (as required by Rule 495)


Part A

        N-1A Item No.                                                           Location

1.      Cover Page.....................................................         Cover Page

2.      Synopsis.......................................................         Cover Page; Expense summary

3.      Condensed Financial Information................................         Expense summary; Financial
                                                                                Highlights

4.      General Description of Registrant..............................         Cover Page; Investment objective
                                                                                and policies; Other investment
                                                                                practices

5.      Management of the Fund.........................................         Management of the Fund; The
                                                                                Fund; Transfer and dividend agent
                                                                                services

5A.     Management's Discussion of Fund Performance....................         Contained in the Annual Report of
                                                                                the Registrant

6.      Capital Stock and Other
          Securities...................................................         Management of the Fund; Taxes;
                                                                                How distributions are made; The
                                                                                Fund

7.      Purchase of Securities Being
          Offered......................................................         Management of the Fund; How to
                                                                                invest in the Fund

8.      Redemption or Repurchase.......................................         How to invest in the Fund;
                                                                                Redemption of shares

9.      Pending Legal Proceedings......................................         Not Applicable

Part B

         N-1A Item No.                                                          Location
10.      Cover Page....................................................         Cover Page

11.      Table of Contents.............................................         Table of Contents

12.      General Information and History...............................         General; Ratings

13.      Investment Objectives and
           Policies....................................................         Investment Restrictions; Certain
                                                                                Investment Techniques

14.      Management of the Fund........................................         Management

15.      Control Persons and Principal
           Holders of Securities.......................................         Control Persons and Principal
                                                                                Holders

16.      Investment Advisory and Other
           Services....................................................         Investment Advisory Services;
                                                                                Other Services; Brokerage; Officers
                                                                                of Commonwealth; Independent
                                                                                Auditors; Custodian

17.      Brokerage Allocation..........................................         Brokerage

18.      Capital Stock and Other
           Securities..................................................         General

19.      Purchase, Redemption and Pricing
           of Securities Being Offered.................................         Determination of Net Asset Value

20.      Tax Status....................................................         Tax Status

21.      Underwriters..................................................         Distribution

22.      Calculations of Performance Data..............................         Performance Information

23.      Financial Statements .........................................         Financial Statements

Part C

         Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

                                     [LOGO]


PROSPECTUS                                                     May   , 1996


                          AMERICA'S UTILITY FUND, INC.

         America's Utility Fund, Inc. seeks current income and moderate capital growth. The Fund invests primarily in the equity securities of utility companies. Commonwealth Investment Counsel, Inc. is the Fund's investment adviser.

         This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Please read this Prospectus and retain it for future reference. INVESTORS CAN FIND MORE DETAILED INFORMATION IN THE MAY , 1996 STATEMENT OF ADDITIONAL INFORMATION, AS AMENDED FROM TIME TO TIME. FOR A FREE COPY OF THE STATEMENT, CALL AMERICA'S UTILITY FUND SERVICE COMPANY AT 1-800-487-3863. The Statement has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. The Fund's address is 901 East Byrd Street, Richmond, Virginia 23219.


                           -------------------------

                             PROJECT AMERICA, INC.
                                  DISTRIBUTOR


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
        COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
           ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESEN-
                  TATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE SUMMARY

                  Expenses are one of several factors to consider when investing in the Fund. The following table summarizes an investor's maximum transaction costs from investing in the Fund and expenses incurred by the Fund for the last fiscal year. The Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in the Fund over specified periods.

     SHAREHOLDER TRANSACTION EXPENSES:
     Maximum Sales Load Imposed on Purchases                            None
     Maximum Sales Load Imposed on Reinvested Dividends                 None
     Deferred Sales Load                                                None
     Redemption Fees                                                    None
     Exchange Fee                                                       None

            ANNUAL FUND OPERATING EXPENSES:
            (as a percentage of average net assets)
               Management Fees                                          0.23%
               12b-1 Fees                                               None
               Other Expenses
                   Administrative Services Expenses*                    0.42%
                   Shareholder Servicing Arrangements                   0.25%
                   Other Fund Expenses (after expense limitation)**     0.31%
               Total Other Expenses (after expense limitation)**        0.98%
                                                                        -----

               Total Fund Operating Expenses**                          1.21%

-----------------
 * The aggregate of Management Fees and Administrative Services Expenses may not exceed 0.65% of net assets per annum.

**   Other  Fund  Expenses,  Total  Other  Expenses,  and  Total  Fund Operating
     Expenses  reflect an expense  limitation  currently in effect.   The
     expense   limitation   does  not   apply  to  any extraordinary expenses
     incurred by the Fund. See the Statement of Additional Information. Absent the expense limitation, Other Fund Expenses, Total Other Expenses, and Total Fund Operating Expenses would be 0.44%, 1.10%, and 1.34% of net assets, respectively.

EXAMPLE

         Your investment of $1,000 in the Fund would incur the following expenses, assuming a 5% annual return and redemption at the end of each period:

        1 year        3 years          5 years         10 years
        ------        -------          -------         --------
         $13            $39              $67             $147
         $13            $39              $67             $147

         The tables are provided to help you understand the expenses of investing in the Fund and your share of the operating expenses of the Fund. The Examples should not be considered a representation of future performance; actual expenses may be greater or less than those shown.

FINANCIAL HIGHLIGHTS

         The following selected data has been audited and reported on by Deloitte & Touche LLP, the Fund's independent auditors. Their report dated January 26, 1996 on the financial statements of the Fund is included in the Fund's annual report to shareholders, and is included in the Statement of Additional Information. A copy of the Fund's annual report may be obtained free of charge from the Fund. This table should be read in conjunction with the financial statements and related notes which appear in the Fund's Statement of Additional Information.


                                         For the period
                                           May 5, 1992
                                  (commencement of operations)      Year ended               Year ended             Year Ended
                                     to December 31, 1992(a)    December 31, 1993(b)     December 31, 1994(b)    December 31, 1995

Net Asset Value, beginning of period          20.54                  $21.95                    $23.54                  $19.50

Income from Investment Operations
   Net investment income                       0.63                    0.91                      0.96                    0.96
   Net realized and unrealized gain
     (loss) on investments                     1.80                    2.00                     (4.04)                   5.22
                                               ----                    ----                    ------                    ----
Total from investment operations               2.43                    2.91                     (3.08)                   6.18
Less Distributions
   Dividends (for investment income)           0.67                    0.92                      0.96                    0.96
   Distributions (from net realized            0.35                    0.40                      0.00
     capital gains)
   Return of capital                           0.00                    0.00                      0.00                    0.00
                                               ----                    ----                      ----                    ----
   Total distributions                         1.02                    1.32                      0.96                    0.96
Net Asset Value, end of period               $21.95                  $23.54                    $19.50                  $24.72
                                             ======                  ======                    ======                  ======
            Total Return                      18.76%                  13.26%                   (13.10%)                 32.30%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in millions)      $43.67                 $133.53                   $125.01                 $162.83
Ratio of expenses to average net assets        1.21%                   1.21%                     1.21%                   1.21%
Ratio of expenses to average net assets
   before expense reductions                   1.41%                   1.41%                     1.33%                   1.34%
Ratio of net investment income to average
   net assets                                 4.99%                    4.19%                     4.40%                   4.66%
Portfolio turnover rate                      24.16%                   21.20%                    28.85%                  27.77


------------------------------

(a) Dividends from net investment income include investment income earned prior to commencement of sales to the public. The total return and the ratios to average net assets are annualized.

INVESTMENT OBJECTIVE AND POLICIES

         THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK CURRENT INCOME AND MODERATE CAPITAL GROWTH. The Fund invests principally in the equity securities of utility companies, including common stocks, preferred stocks, warrants, and securities convertible into common or preferred stocks. Commonwealth Investment Counsel, Inc. ("Commonwealth") is the Fund's investment manager.

         "Utility companies" include companies engaged in the manufacture, production, generation, transmission, sale, or distribution of electric or gas energy or other types of energy and companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not companies engaged in public broadcasting or cable television). Commonwealth considers a particular company to be a "utility company" if at the time of investment Commonwealth determines that at least 50% of the company's assets, revenues, or profits are derived from one or more of the activities described above. Under normal circumstances, the Fund will invest at least 65% of its total assets in the securities of utility companies.

         The Fund may invest the remainder of its assets in other securities it believes have the potential to produce current income, capital growth, or both. These may include U.S. government securities, corporate bonds, notes, and debentures, and equity securities of other kinds of companies. The types of securities held by the Fund will vary from time to time in light of the Fund's investment objective, changes in interest rates, and economic and other factors. The Fund may hold a portion of its assets in cash and money market instruments.

         Debt securities in which the Fund may invest will be rated at the time of purchase at least Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's (or comparably rated by another nationally recognized rating organization), or may be unrated securities determined to be of comparable quality by Commonwealth. Investments in securities rated BBB or Baa have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than would likely be the case with investments in securities with higher credit ratings. The Fund will not necessarily dispose of security when its rating is reduced below its rating at the time of purchase, although Commonwealth will monitor the investment to determine whether continued investment in the security would serve the Fund's investment objective.

         The investment policies in this prospectus are not fundamental, and the Board of Directors may change such policies without shareholder approval. As a matter of policy, the Board of Directors would not change the Fund's investment objective without shareholder approval.

         Special considerations regarding the Fund's investments in utility companies. Since the Fund's investments are concentrated in securities of utility companies, the value of its shares can be expected to change in response to factors affecting utilities and their industries, and may fluctuate more widely than the value of shares of a portfolio that invests in a broader range of companies. Many utility companies, especially electric, gas, and other energy-related utility companies, have historically been subject to risks of increase in fuel and other operating costs, changes in interest rates on borrowings for capital improvement programs, changes in applicable laws and regulations, changes in technology which may render existing plants, equipment, or products obsolete, the effects of energy conservation and operating constraints, and increased costs and delays associated with compliance with environmental regulations. In particular, regulatory changes could increase costs or impair the ability of utility companies to operate their facilities or obtain adequate return on invested capital. Generally, prices charged by utilities are regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that utility companies earn a return sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

         In recent years, regulatory changes in the United States have increasingly allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the utilities industries. This trend toward deregulation and the emergence of new entrants have caused non-regulated providers of utility services to become a significant part of the utilities industries. Commonwealth believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Although Commonwealth seeks to take advantage of favorable investment opportunities that may arise from these structural changes, there can be no assurance that the Fund will benefit from any such changes.

         FOREIGN INVESTMENTS. The Fund may invest up to 20% of its assets in foreign securities. Foreign investments can involve risks that may not be present in domestic investments. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations. There may be less information publicly available about a foreign company than a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable with those in the United States.

         The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than those in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of fund assets held abroad) and expenses not present in the settlement of domestic investments. In addition, there may be a possibility of nationalization or expropriation of assets, impositions of currency exchange controls, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in certain other foreign countries. The laws of some foreign countries may limit investments in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities.

         The Fund may buy and sell foreign currencies and foreign currency forward and futures contracts for hedging purposes in connection with its foreign investments.

OTHER INVESTMENT PRACTICES.

         The Fund will invest principally in equity securities of utility companies. The Fund may also from time to time make other investments, and use other investment techniques, Commonwealth believes to be consistent with the Fund's investment objective. Such investments and investment techniques may include the following (although the Fund may, subject to the general oversight of the Directors, make such other investments or invest in such other techniques as may be consistent with applicable law):

         INVESTMENTS IN COMPANIES ENGAGED IN THE OIL INDUSTRY. The Fund may invest up to 15% of its assets in securities of issuers engaged in the production, refining, sale, or distribution of oil or oil-related products. Under certain market conditions, the prices of such securities vary inversely to the prices of securities of utility companies, and so may provide some limited protection against a decline in the Fund's net asset value at times of a general decline in prices of securities of utility companies. The Fund may invest in such securities in an attempt to gain such protection or in an attempt generally to increase the Fund's capital growth.

         The prices of securities of companies in the oil industry and the price of oil are subject to substantial fluctuations, and may be affected by unpredictable economic and political circumstances such as social, political, or military disturbances in or near oil-producing countries or oil shipping or pipeline routes, the taxation and regulatory policies of various governments, the activities and policies of OPEC (an organization of major oil producing countries), the discovery of new oil and gas reserves and the development of new techniques for producing, refining and transporting oil, gas, and related products, energy conservation practices, and the development of alternative energy sources and alternative uses for oil and gas products. In addition, the facilities and other assets of such companies in certain jurisdictions may be subject to the risks of nationalization or expropriation, confiscatory taxation, and the general risks of political or financial
instability  and  diplomatic   developments   that  could  affect  their  values
adversely.

         REAL ESTATE INVESTMENT TRUSTS. The Fund may at times seek to increase its current income by investing up to 10% of its assets in real estate investment trusts ("REITs"). Investments in REITs are subject to many of the risks associated with the direct ownership in real estate, including declines in the value of real estate, risks related to general or local economic conditions, overbuilding, difficulty in completing construction, increased competition, changes in zoning laws, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will increase the costs of obtaining financing, which may result in a decrease in the value of real estate investments. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs will be effected by changes in the value of the properties to which they have extended credit. REITs are dependent upon management skill, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, borrower defaults, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the Investment Company Act of 1940.

         HEDGING TECHNIQUES. The Fund may at times seek to limit fluctuations in the values of securities it owns or expects to purchase by buying and selling put and call options on such securities or through the purchase and sale of futures contracts and related options. The Fund will not purchase futures or options on futures or sell futures if as a result the sum of the initial margin deposits on the Fund's existing futures positions and premiums paid for outstanding options would exceed 5% of the Fund's assets. (For options that are "in-the-money" at the time of purchase, the amount by which the option is "in-the-money" is excluded from this calculation.)

         A call option gives the holder the right to purchase a security at the exercise price at any time prior to the expiration of the option. A put option gives the holder the right to sell a security at the exercise price at any time prior to the expiration of the option. The Fund might, for example, buy a put option on a security it owns to hedge against a decline in the value of the security below the exercise price of the option.

         The Fund may buy and sell index futures contracts ("index futures") and options on index futures and on indices for hedging purposes. An "index futures" is a contract to buy or sell units of a particular bond or stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Fund enters into and terminates an index futures or option transaction, the Fund realizes a gain or loss.

         The Fund may buy an index future if Commonwealth believed that there was a substantial correlation between the value of a particular index and the price of the securities in the Fund's portfolio that are the subject of the hedge.

         Risks related to options and futures strategies. Options and futures transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options and movements in the prices of the underlying security or index or of the securities held by the Fund that are the subject of a hedge. The successful use by the Fund of the strategies described above further depends on the ability of Commonwealth to forecast market movements correctly. Other risks arise from the Fund's potential inability to close out futures or options positions. Although the Fund will enter into options or futures transactions only if Commonwealth believes that a liquid secondary market exists for such option or futures contract, there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. Transactions in options and futures contracts involve brokerage costs. Federal tax considerations may also limit the Fund's ability to engage in options and futures transactions. For more information, see the Statement of Additional Information.

         The Fund's futures transactions will be conducted on recognized exchanges. In general, however, the Fund will purchase and sell options in transactions in the over-the-counter markets. The Fund's ability to terminate options in the over-the-counter markets may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Fund. The Fund will, however, engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in Commonwealth's opinion, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

         SECURITIES LOANS, REPURCHASE AGREEMENTS, AND FORWARD COMMITMENTS. The Fund may lend portfolio securities and may enter into repurchase agreements with banks, broker/dealers, and other recognized financial institutions, in each case on up to 25% of its assets. These transactions must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligations and the Fund is delayed or prevented from recovering the collateral.

         PORTFOLIO TURNOVER. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains. Portfolio turnover rates for the life of the Fund are shown above in the section "Financial highlights."

MANAGEMENT OF THE FUND

         The Board of Directors of the Fund has overall responsibility for the management and supervision of the Fund. COMMONWEALTH INVESTMENT COUNSEL, INC., 901 East Byrd Street, Richmond, Virginia 23219, serves as investment manager to the Fund. Commonwealth, at its expense, furnishes continuously an investment program for the Fund and makes investment decisions on behalf of the Fund consistent with the Fund's stated investment objectives, policies, and restrictions. Commonwealth currently has assets under management in excess of $__ billion, and serves as investment adviser to Cash Resource Trust, Mentor Balanced Portfolio, Mentor Quality Income Portfolio, and Mentor Short-Duration Income Portfolio, each of which is an open-end investment company, and Mentor Income Fund, Inc., a closed-end investment company. All investment decisions are made by a team of investment professionals at Commonwealth.

         MENTOR INVESTMENT GROUP, INC. ("Mentor"), 901 East Byrd Street, Richmond, Virginia 23219, serves as administrator to the Fund. Mentor, as administrator, continuously provides business management services to the Fund and generally, subject to the oversight of the Board of Directors of the Fund, manages all of the business and affairs of the Fund (other than those managed by Commonwealth). The Fund pays Mentor a fee at an annual rate of 0.65% of the Fund's average daily net assets, less the amount of any management fees paid to Commonwealth.

         Mentor, itself, through America's Utility Fund Service Company ("AUF Service Company"), or through other financial institutions, provides shareholder support services to the Fund and its shareholders. These services might include, among other things, providing office space, equipment, telephone facilities, and various clerical, supervisory, and computer personnel, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions; answering routine shareholder inquiries regarding the Fund; assisting shareholders in changing dividend options, account designations, and addresses; and providing such other services as the Fund may reasonably request. Mentor provides these services at an annual rate of 0.25% of the Fund's average daily net assets.

         Commonwealth, which is organized under the laws of Virginia, is a wholly-owned subsidiary of Mentor, which in turn is a wholly-owned subsidiary of Wheat First Butcher Singer, Inc. Wheat First Butcher Singer, through its affiliated companies, engages in securities brokerage, investment advisory, investment banking, and related businesses. AUF Service Company is a wholly-owned subsidiary of Dominion Capital, Inc.

HOW TO INVEST IN THE FUND

         There are two basic methods by which you may invest in the Fund: by monthly payments through an installment, or by a single initial investment with a higher minimum investment amount.

         INVESTING THROUGH AN INSTALLMENT PLAN. Anyone wishing to invest in the Fund may enroll in an installment plan to make regular monthly payments to the Fund over the course of a year, except for IRA or other retirement plan accounts. To invest by making monthly installments, you should complete an enrollment application and mail it to Project America, Inc. ("Project America"), the Fund's distributor, no later than the date specified on the application. To complete the application, you will need to select your monthly investment, which must be at least $20 and in multiples of $5. Once you choose a monthly payment, you cannot decrease it during the 12-month payment period, although you may stop participation in an installment plan for any reason and request a redemption of your share account.

         Investments over the amount of your monthly installment will be accepted, and the excess will be applied to your next scheduled installment.

         After the Fund receives your properly completed application, the Fund will mail you a coupon book approximately two weeks before your first installment is due. The coupon book will contain 12 coupons showing your chosen monthly investment amount and the dates each of your payments is due. You should mail the appropriate coupon and a check payable to the Fund to Project America, P.O. Box 85124, Richmond Virginia 23285-5124 by the due date specified in the coupon book.

         INVESTMENT BY SINGLE INITIAL PAYMENT. Alternatively, you may make a single initial investment in the Fund. This method requires a minimum investment of $1,000 and is the method you should use for establishing an IRA or other retirement plan account. Additional investments may be made at any time in amounts of $100 or more. To invest in the Fund by this method, complete the enrollment application and mail it, with a check payable to the Fund, to Project America, P.O. Box 85124, Richmond, Virginia 23285-5124. If you are interested in an IRA, call AUF Service Company at 1-800-487-3863 for an IRA enrollment kit.

         Investors using the single payment method may also participate in a monthly installment plan, if desired. However, the installment method is not available for IRA or other retirement plan accounts.

         If you do not have an enrollment application, call Project America at 1-800-487-3863 for one.

         General. Shares of the Fund are sold at the net asset value next determined after a purchase order is received by the Fund, whether by installment or single payment method. Purchase orders that are received prior to the close of trading on the New York Stock Exchange on a particular day are priced according to the net asset value determined on that day.

         Project America, Inc., P.O. Box 26782, 901 East Byrd Street, Richmond, Virginia 23261-6782, serves as distributor of the Fund's shares. Project America is not obligated to sell any specific amount of shares of the Fund. Project America is a wholly-owned subsidiary of Dominion Capital, Inc.


HOW THE FUND VALUES ITS SHARES

         The Fund calculates the net asset value of its shares by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the Exchange is open. Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which has been determined to approximate the fair market value of such investments. All other securities and assets are valued at their fair values.

HOW DISTRIBUTIONS ARE MADE

         The Fund distributes net investment income quarterly and any net realized capital gains at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. All Fund distributions will be invested in additional Fund shares, unless the shareholder instructs the Fund otherwise.

REDEMPTION OF SHARES

         You may redeem all or any portion of your shares in the Fund at any time by submitting a written request for redemption to AUF Service Company. Redemptions will be effected at the net asset value per share of the Fund next determined after the receipt by the Fund of redemption instructions in good order. A redemption request will be considered to have been made in "good order" if: (1) the request is in writing, states the number of shares to be redeemed, and identifies the shareholder's Fund account number, (2) the request is signed by each registered owner exactly as the shares are registered, and (3) it is accompanied by any additional documentation required by the Fund. A check for the proceeds will normally be mailed on the next business day. If shares of the Fund to be redeemed represent an investment made by check, the Fund reserves the right not to transmit the redemption proceeds to the shareholder until the check has been collected, which may take up to 15 days after the purchase date.

         Upon receipt of a request in good order, the Fund will determine the net asset value of the redeemed shares, based upon the net asset value per share of the Fund next determined after the redemption request has been received.

         The Fund reserves the right to require signature guarantees. A guarantor of a signature must be an eligible guarantor institution, which term includes most banks and trust companies, savings associations, credit unions, and securities brokers or dealers. The purpose of a signature guarantee is to protect Fund shareholders against the possibility of fraud.

         OTHER INFORMATION CONCERNING REDEMPTION. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws. In addition, the Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing the Fund's per share net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting those securities into cash.

         If your account falls below the minimum amount set by the Board of Directors (presently $240), the Fund may choose to redeem your shares and pay you for them. You will receive at least 60 days' written notice before the Fund redeems your shares, and you may purchase additional shares at any time to avoid a redemption. The

Fund may also redeem shares if you own shares of the Fund above any maximum amount set by the Board of Directors. There is presently no maximum, but the Board of Directors may establish one at any time, which could apply to both present and future shareholders.

TAXES

         The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The Fund will distribute substantially all of its net investment income and capital gain net income on a current basis.

         All Fund distributions will be taxable to shareholders as ordinary income, except that any distributions of net capital gain will be taxed as long-term capital gain, regardless of how long a shareholder has held the shares (although the loss on a sale of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain distribution received with respect to those shares). Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year the Trust will notify shareholders of the amount and tax status of distributions paid by the Fund for the preceding year. In buying or selling securities for the Fund, Commonwealth will not normally take into account the effect any purchase or sale of securities will have on the tax positions of the Fund's shareholders.

         The foregoing is a summary of certain federal income tax consequences of investing in the Fund. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, or local taxes. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

THE FUND

         America's Utility Fund, Inc. is a Maryland corporation organized on January 28, 1992. The Fund is an open-end, diversified, management investment company with 500,000,000 shares of authorized common stock, $.001 par value. Each share has one vote, with fractional shares voting proportionately. Shares of the Fund are freely transferable, are entitled to dividends as declared by the Board of Directors, and, if the Fund were liquidated, would receive the net assets of the Fund. The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Directors, or to take other actions as provided in the Articles of Incorporation.

         In the interest of economy and convenience, the Fund will not issue certificates for its shares.

TRANSFER AND DIVIDEND AGENT SERVICES

         STATE STREET BANK AND TRUST COMPANY, c/o Boston Financial Data Services, Inc., 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as the Fund's transfer and dividend agent. AMERICA'S UTILITY FUND SERVICE COMPANY, 901 East Byrd Street, Richmond, Virginia, 23219, serves as the sub-transfer and dividend agent of the Fund.

PERFORMANCE INFORMATION

         Yield and total return data may from time to time be included in advertisements about the Fund. The Fund's "yield" is calculated by dividing the Fund's annualized net investment income per share during a recent

30-day period by its net asset value on the last day of that period. "Total return" for the one-, five-, and ten-year periods (or for the life of the Fund, if shorter) through the most recent calendar quarter represents the actual rate of return on an investment of $1,000 in the Fund over the period. The Fund's performance may be compared to various indices. See the Statement of Additional Information. Information may be presented in advertisements about the Fund describing the background and professional experience of the Fund's investment adviser or its personnel.

         ALL DATA IS BASED ON THE FUND'S PAST INVESTMENT RESULTS AND DOES NOT PREDICT FUTURE PERFORMANCE. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's investments, and the Fund's operating expenses. Investment performance also often reflects the risks associated with the Fund's investment objectives and policies. These factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles.

         No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made. This Prospectus omits certain information contained in the Registration Statement, to which reference is made, filed with the Securities and Exchange Commission. Items which are thus omitted, including contracts and other documents referred to or summarized herein, may be obtained from the Commission upon payment of the prescribed fees.

         Additional information concerning the securities offered hereby and the Fund is to be found in the Registration Statement, including various exhibits thereto and financial statements included or incorporated therein, which may be inspected at the office of the Commission.



                               AMERICA'S UTILITY
                                   FUND, INC.





                                   ----------

                                   PROSPECTUS

                                   ----------







                             Project America, Inc.

                          AMERICA'S UTILITY FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May , 1996


         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of America's Utility Fund, Inc. dated May , 1996, a copy of which may be obtained by writing America's Utility Fund Service Company, 901 East Byrd Street, P.O. Box 26501, Richmond, Virginia 23261-6501, or by calling 1-800-487-3863.



                                TABLE OF CONTENTS

                                                        Page

GENERAL INFORMATION.....................................B-3
INVESTMENT RESTRICTIONS.................................B-3
CERTAIN INVESTMENT TECHNIQUES...........................B-5
MANAGEMENT.............................................B-19
CONTROL PERSONS AND PRINCIPAL HOLDERS..................B-24
INVESTMENT ADVISORY SERVICES...........................B-25
OTHER SERVICES.........................................B-26
BROKERAGE..............................................B-28
DETERMINATION OF NET ASSET VALUE.......................B-30
TAX STATUS.............................................B-32
DISTRIBUTION ..........................................B-34
PERFORMANCE INFORMATION................................B-34
OFFICERS OF COMMONWEALTH...............................B-38
CUSTODIAN..............................................B-39
INDEPENDENT AUDITORS...................................B-39
RATINGS................................................B-39

GENERAL INFORMATION

                  America's Utility Fund, Inc. (the "Fund") was organized on January 28, 1992 as a Maryland corporation, and is registered as a diversified, open-end, management investment company.


INVESTMENT RESTRICTIONS


         The following are fundamental investment restrictions, which may not be changed without approval by the holders of a majority of the outstanding shares of the Fund:

         1. Not to purchase any security (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, for temporary investment) if as a result more than 5% of the Fund's total assets are invested in the securities of any one issuer; the Fund will concentrate its investments (more than 25% of its assets) in securities issued by utility companies.

         2. Not to purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class and all debt issues as a single class) or more than 10% of the outstanding voting securities of any one issuer.

         3. Not to borrow money or securities for any purpose except to the extent that borrowing up to 10% of the Fund's total assets is permitted for emergency purposes. (Any such borrowings will be made on a temporary basis from banks and will not be made for investment purposes.) Money borrowed will be repaid before additional portfolio securities are purchased.

         4. Not to invest in securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

         5. Not to purchase securities for the purpose of exercising control over the issuers thereof.

         6. Not to underwrite securities of other issuers; provided, that this policy shall not be construed to prevent or limit in any manner the right of the Fund to purchase securities for investment purposes.

         7. Not to make loans to other persons other than (i) through the purchase of a portion of an issue of publicly distributed debt securities which are not considered loans, (ii) through the purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness of a type commonly sold privately to financial institutions, (iii) by entering into repurchase agreements with respect to not more than 25% of its total assets (taken at current value), or (iv) through the lending of portfolio securities with respect to not more than 25% of its assets.


         8. Not to buy securities on margin, or to effect short sales of securities. (Margin payments in connection with transactions in futures contracts, options, forward contracts, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose.)


         9. Not to issue senior securities other than as consistent with borrowings permitted under 3 above.

         10. Not to invest in the securities of other investment companies except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

         11. Not to own, buy or sell commodities or commodity futures contracts (except that the Fund may purchase and sell financial futures contracts and related options), or real estate or interests in real estate; provided, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.


         12. Not to invest in warrants if, as a result, such investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's assets.


         13. Not to invest more than 2% of its total assets in puts, calls, straddles, spreads, or any combination thereof (other than futures contracts, options on futures contracts or indices, and transactions in foreign currencies).

         14. Not to invest in limited partnerships or similar interests in oil, gas and other mineral exploration development programs; provided, that the Fund may invest in the securities of other corporations whose activities include such exploration and development.

         15. Not to invest more than 5% of its total assets in any issuer or issuers having a record of less than three years continuous operation, which may include the operations of predecessor companies.

         16. Not to purchase any security restricted as to disposition under federal securities laws.

         The Investment Company Act of 1940, as amended (the "1940 Act"), provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, and (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

         Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy.

         Subject to future changes in the law or in the rules or regulations of the Securities and Exchange Commission, the Fund will not invest in Dominion Resources, Inc. or any affiliates thereof unless appropriate exemptive relief is first obtained from the Commission.

         It is also a policy of the Fund, which may be changed without shareholder approval, not to purchase any voting security of any electric or gas utility company (as defined by the Public Utility Holding Company Act of 1935) if as a result the Fund would then hold 5% or more of the outstanding voting securities of such company.

         Although not a fundamental policy, the Fund will not invest in securities which are not readily marketable.



CERTAIN INVESTMENT TECHNIQUES


         Set forth below is information concerning certain investment techniques in which the Fund may engage, and certain of the risks they may entail.

FORWARD COMMITMENTS


         The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund holds, and maintains until the settlement date in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price.


         Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if Commonwealth deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.


REPURCHASE AGREEMENTS


         The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Board of Directors and only with respect to obligations of the U.S. government or its agencies or instrumentalities or other high quality short term debt obligations. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. Commonwealth will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

         OPTIONS


         The Fund may purchase and sell put and call options on its portfolio securities to enhance investment performance and to protect against changes in market prices.


         Covered call options. The Fund may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.


         A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.


         In return for the premium received when it writes a covered call option, the Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.


         The Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. The Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.


         Covered put options. The Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

         In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.


         The Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.


         Purchasing put and call options. The Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.


         The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.


         The Fund may also purchase put and call options to enhance its current return.


         Options on foreign securities. The Fund may purchase and sell options on foreign securities if in the opinion of Commonwealth the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.


         Risks involved in the sale of options. Options transactions involve certain risks, including the risks that Commonwealth will not forecast interest rate or market movements correctly, that the Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of Commonwealth to forecast market and interest rate movements correctly.


         An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, the Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when Commonwealth believes it is inadvisable to do so.


         Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Fund's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Fund and other clients of Commonwealth may be considered such a group. These position limits may restrict the Fund's ability to purchase or sell options on particular securities.


         Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by The Options Clearing Corporation.


         Government regulations, particularly the requirements for qualification as a "regulated investment company" under the Internal Revenue Code, may also restrict the Fund's use of options.


FUTURES CONTRACTS


         In order to hedge against the effects of adverse market changes the Fund may buy and sell futures contracts. The Fund may also, to the extent permitted by applicable law, buy and sell futures contracts and options on futures contracts to increase the Fund's current return. All such futures and related options will, as may be required by applicable law, be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC").


         Index Futures Contracts and Options. The Fund may invest in debt index futures contracts and stock index futures contracts, and in related options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. Debt index futures in which the Fund is presently expected to invest are not now available, although such futures contracts are expected to become available in the future. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.


         The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).


         The Fund may purchase or sell futures contracts with respect to any securities indexes. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.


         In order to hedge the Fund's investments successfully using futures contracts and related options, the Fund must invest in futures contracts with respect to indexes or subindexes the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities.


         Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.


         As an alternative to purchasing and selling call and put options on index futures contracts, the Fund which may purchase and sell index futures contracts may purchase and sell call and put options on the underlying indexes themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may
be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount". This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier".


         The Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. The Fund may also allow such options to expire unexercised.


         Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.


         Margin Payments. When the Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin". The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.


         Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market". These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when the Fund sells a futures contract and the value of the underlying index rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

         When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.


SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS


         Liquidity risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.


         In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that the Fund would have to exercise the options in order to realize any profit.


         Hedging risks. There are several risks in connection with the use by the Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying index or movements in the prices of the Fund's portfolio securities which are the subject of a hedge. Commonwealth will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the value of the underlying index and the Fund's portfolio securities sought to be hedged.


         Successful use of futures contracts and options by the Fund for hedging purposes is also subject to Commonwealth's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by Commonwealth may still not result in a successful hedging transaction over a very short time period.


         Other Risks. The Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the Fund position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss, which may be unlimited.


LOANS OF FUND SECURITIES


         The Fund may lend its Fund securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government Securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities of the Fund loaned will not at any time exceed one-third (or such other limit as the Board may establish) of the total assets of the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before the Fund enters into a loan, Commonwealth considers all relevant facts and circumstances including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund will not lend portfolio securities to borrowers affiliated with the Fund.


FOREIGN SECURITIES


         The Fund may invest in foreign securities and [in certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks.]


         Investments in foreign securities may involve considerations different from investments in domestic securities due to limited publicly available information, non-uniform accounting standards, lower trading volume and possible consequent illiquidity, greater volatility in price, the possible imposition of withholding or confiscatory taxes, the possible adoption of foreign governmental restrictions affecting the payment of principal and interest, expropriation of assets, nationalization, or other adverse political or economic developments. Foreign companies may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies. Foreign brokerage commissions and other fees are generally higher than in the United States. It may be more difficult to obtain and enforce a judgment against a foreign issuer.


         In addition, to the extent that the Fund's foreign investments are not United States dollar-denominated, the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control
regulations  and  may  incur  costs  in  connection   with  conversion   between
currencies.


         In determining whether to invest in securities of foreign issuers, Commonwealth will consider the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by the Fund will reduce its net income available for distribution to shareholders.


FOREIGN CURRENCY TRANSACTIONS


         The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. The Fund may engage in both "transaction hedging" and "position hedging".


         When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.


         The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.


         For transaction hedging purposes the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option. The Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of Commonwealth, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.


         When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which the Fund expects to purchase. In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.


         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.


         It is impossible to forecast with precision the market value of the Fund's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of the Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.


         To offset some of the costs to the Fund of hedging against fluctuations in currency exchange rates, the Fund may write covered call options on those currencies.


         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.


         The Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, and by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.


         Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.


         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.


         Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although the Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on its futures positions.


         Foreign  Currency  Options.   Options  on  foreign  currencies  operate
similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when Commonwealth believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.


         The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.


         There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

         Settlement Procedures. Settlement procedures relating to the Fund's investments in foreign securities and to the Fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Fund's domestic investments. For example, settlement of transactions involving foreign securities or foreign currency may occur within a foreign country, and the Fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.


         Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.


SEGREGATION OF ASSETS


         The Fund may at times segregate assets in respect of certain transactions in which the Fund enters into a commitment to pay money or deliver securities at some future date. Any such segregated account will be maintained by the Fund's custodian and may contain cash, U.S. government securities, liquid high grade debt obligations, or other appropriate assets.

MANAGEMENT

OFFICERS AND DIRECTORS

         The directors and officers of the Fund are as follows. Unless otherwise noted, the address of each officer and director is 901 East Byrd Street, Richmond, Virginia 23219.



                                Position held         Principal occupation(s)
          Name and Address      with the Fund         during past five years


          David L.              Director, Chairman    President and Chief
          Heavenridge*          of the Board and      Executive Officer of
                                Chief Executive       Dominion Capital,
                                Officer               Inc., and Senior Vice
                                                      President of Dominion
                                                      Resources, Inc.
                                                      ("DRI"), a public
                                                      utility holding
                                                      company, from March
                                                      1, 1994 to date;
                                                      Senior Vice President
                                                      and Controller of DRI
                                                      from April 1, 1992 to
                                                      March 1, 1994; Vice
                                                      President and
                                                      Controller of DRI
                                                      from May 1, 1989 to
                                                      April 1, 1992.  He
                                                      has served as
                                                      Chairman of the Board
                                                      and Chief Executive
                                                      Officer of America's
                                                      Utility Fund, Inc.
                                                      and of America's
                                                      Utility Fund Service
                                                      Company from
                                                      September 30, 1994 to
                                                      date.









          Arch T. Allen, III    Director              Attorney at Law, Raleigh,
          1214 Cowper Drive                           North Carolina, January 1,
          Raleigh, NC  27608                          1996 to date; Vice
                                                      Chancellor for
                                                      Development and
                                                      University Relations
                                                      of the University of
                                                      North Carolina at
                                                      Chapel Hill from
                                                      September 15, 1991 to
                                                      January 1, 1996; prior to
                                                      September 15, 1991,
                                                      partner with
                                                      the law firm of Moore
                                                      & Van Allen.




 * The director is deemed to be an "interested person" of the Fund under the Investment Company Act of 1940, as amended.










                                Position held         Principal occupation(s)
          Name and Address      with the Fund         during past five years

          Robert P. Black       Director              Retired, January 1,
          10 Dahlgren Road                            1993; prior to that
          Richmond, VA 23233                          date, President of
                                                      the Federal Reserve
                                                      Bank of Richmond,
                                                      Virginia.  He is a
                                                      director of Media
                                                      General Corporation,
                                                      Rockingham Publishing
                                                      Company, Inc.,
                                                      Winchester Evening
                                                      Star, Inc., and of ___
                                                      of the T. Rowe Price
                                                      funds



          Peter W. Brown        Director              Physician, Virginia
          4603 Sulgrave Road                          Surgical Associates,
          Richmond, VA 15260                          P.C.




          Clifford A.           Director              Senior Vice-
          Cutchins, IV                                President, General
                                                      Counsel, and
                                                      Secretary, James
                                                      River Corporation;
                                                      formerly, Partner,
                                                      McGuire, Woods,
                                                      Battle & Boothe prior
                                                      to January 31, 1990.



          Daniel J. Ludeman*    Director              Chairman and Chief
                                                      Executive Officer
                                                      since July 1991,
                                                      Mentor Investment
                                                      Group, Inc.; Board of
                                                      Directors, Wheat,
                                                      First Securities,
                                                      Inc. and Wheat First
                                                      Butcher Singer;
                                                      Director, Mentor
                                                      Income Fund, Inc.;
                                                      Chairman and Trustee,
                                                      The Mentor Funds, Cash
                                                      Resource Trust, and
                                                      Mentor Institutional
                                                      Trust.



          Louis W.              Director              Vice President of
          Moelchert, Jr.                              Business and Finance,
                                                      University of
                                                      Richmond; Chairman,
                                                      The Common Fund;
                                                      Trustee, The Mentor
                                                      Funds; Trustee, Cash
                                                      Resource Trust, and
                                                      Mentor Institutional
                                                      Trust.





* This director is deemed to be an "interested person" of the Fund under the Investment Company Act of 1940, as amended.




                                Position held         Principal occupation(s)
          Name and Address      with the Fund         during past five years


        Linwood R. Robertson    President and         Senior Vice President-
                                Chief Operating       Finance Treasurer and
                                Officer               Corporate Secretary of
                                                      DRI; from October 1, 1994
                                                      to January 1, 1995, Vice
                                                      President-Finance,
                                                      Treasurer and Corporate
                                                      Secretary of DRI; prior
                                                      to October 1, 1994, Vice
                                                      President-Finance and
                                                      Treasurer of DRI; from
                                                      January 28, 1992 to
                                                      May 17, 1994, Vice
                                                      President and Secretary
                                                      of the Fund; Vice
                                                      President, Treasurer
                                                      and Corporate Secretary of
                                                      AUF Service Company from
                                                      January 31, 1992 to
                                                      September 30, 1994.



          Paul F. Costello      Executive Vice        Managing Director,
                                President, Chief      Mentor Investment
                                Administrative        Group, Inc. and Wheat
                                Officer               First Butcher Singer;
                                                      Director, Mentor
                                                      Perpetual Advisors,
                                                      L.L.C. and Mentor
                                                      Trust Company;
                                                      President, Mentor
                                                      Income Fund, The
                                                      Mentor Funds, Mentor
                                                      Institutional Trust,
                                                      and Cash Resource
                                                      Trust; Executive Vice
                                                      President and Chief
                                                      Administrative
                                                      Officer, America's
                                                      Utility Fund, Inc.;
                                                      formerly, Director,
                                                      President and Chief
                                                      Executive Officer,
                                                      First Variable Life
                                                      Insurance Company;
                                                      President and Chief
                                                      Financial Officer,
                                                      Variable Investors
                                                      Series Trust;
                                                      President and
                                                      Treasurer, Atlantic
                                                      Capital & Research,
                                                      Inc.; Vice President
                                                      and Treasurer,
                                                      Variable Stock
                                                      Portfolio, Inc.,
                                                      Monarch Investment
                                                      Series Trust, and
                                                      GEICO Tax Advantage
                                                      Series Trust; Vice
                                                      President, Monarch
                                                      Life Insurance
                                                      Company, GEICO
                                                      Investment Services
                                                      Company, Inc.,
                                                      Monarch Investment
                                                      Services Company,
                                                      Inc., and Springfield
                                                      Life Insurance
                                                      Company.



          James L. Trueheart,   Vice President,       Vice President and
                                Chief Financial       Controller of DRI
                                Officer and           since March 1, 1994;
                                Controller            Senior Vice President
                                                      and Financial Officer of
                                                      DCI since March 1, 1996;
                                                      from March 1, 1994 to
                                                      March 1, 1996, Vice
                                                      President and Controller
                                                      of DCI; prior to March 1,
                                                      1994, Assistant
                                                      Controller of DRI;
                                                      Treasurer of the Fund
                                                      from September 30, 1994
                                                      to October 24, 1995.

          Terry L. Perkins      Treasurer             Vice President,
                                                      Mentor Investment
                                                      Group, Inc.;
                                                      Treasurer, Cash
                                                      Resource Trust,
                                                      Mentor Income Fund,
                                                      Inc., The Mentor
                                                      Funds, and Mentor
                                                      Institutional Trust.;
                                                      formerly, Treasurer
                                                      and Comptroller,
                                                      Ryland Capital
                                                      Management, Inc.



          Henry C. Riely        Secretary             Assistant Corporate
                                                      Secretary of DRI
                                                      prior to March 15,
                                                      1990 to date;
                                                      Corporate Secretary
                                                      of Dominion Capital,
                                                      Inc. from March 1,
                                                      1990 to date.
                                                      Secretary of
                                                      America's Utility
                                                      Fund, Inc. from May
                                                      17, 1994 to date;
                                                      Secretary of the
                                                      Service Company from
                                                      September 30, 1994 to
                                                      date; Corporate
                                                      Secretary of Project
                                                      America, Inc. from
                                                      October 1, 1994 to
                                                      date.




          Glenna G. Bryant      Vice President,       President and Treasurer
                                Administration        of Project America, Inc.;
                                                      President and Chief
                                                      Operating Officer of AUF
                                                      Service Company from
                                                      August 31, 1995 to date;
                                                      from August 10, 1992 to
                                                      August 31, 1995, Vice
                                                      President of Project
                                                      America, Inc.; from
                                                      March to August 1992,
                                                      self-employed; Vice
                                                      President of Mariner
                                                      Funds Services, Inc.
                                                      prior to March 1992;
                                                      from September 30, 1994
                                                      to August 31, 1995,
                                                      Senior Vice President
                                                      and Treasurer of AUF
                                                      Service Company.



          Michael A. Wade       Assistant             Associate Vice
                                Treasurer             President, Mentor
                                                      Investment Group,
                                                      Inc. since April
                                                      1994; Assistant
                                                      Treasurer, Cash
                                                      Resource Trust,
                                                      Mentor Income Fund,
                                                      Inc., Mentor
                                                      Institutional Trust,
                                                      and The Mentor
                                                      Funds; formerly,
                                                      Senior Accountant,
                                                      Wheat First Butcher
                                                      Singer, Inc., April
                                                      1993 through March
                                                      1994; Audit Senior,
                                                      BDO Seidman, July
                                                      1989 through March
                                                      1993

DIRECTOR COMPENSATION


         The table below shows the fees paid to each Director by the Fund for the 1995 fiscal year.


                                              Aggregate compensation
Director                                            from the Fund


David L. Heavenridge                                 $    0
Arch T. Allen, III                                    13,250
Robert P. Black                                       13,250
Peter W. Brown                                        13,250
Clifford A. Cutchins, IV*                               --
Daniel J. Ludeman*                                      --
Louis W. Moelchert, Jr.*                                --
William B. Moore**                                     9,750


*  Elected to the Board of Directors in April, 1996
** No longer serving as a Director.


         The Directors do not receive pension or retirement benefits from the Fund.


CONTROL PERSONS AND PRINCIPAL HOLDERS

         The Directors and officers as a group owned less than 1% of the outstanding shares of common stock of the Fund. To the knowledge of the Fund, as of February 1, 1996 no person owned of record or beneficially more than 5% of the outstanding shares of common stock of the Fund as of such date, except as set forth below:

                                        NUMBER OF             PERCENTAGE
NAME AND ADDRESS                          SHARES           OF OUTSTANDING



Signet Trust Company                    744,357                  11.34%
P.O. Box 85539
Richmond, Virginia

INVESTMENT ADVISORY SERVICES


         Commonwealth Investment Counsel, Inc. ("Commonwealth") acts as investment adviser to the Fund pursuant to a Management Contract. Commonwealth is a wholly-owned subsidiary of Mentor Investment Group, Inc., which in turn is a wholly-owned subsidiary of Wheat First Butcher Singer, Inc. Subject to the supervision and direction of the Board of Directors, Commonwealth manages the Fund's portfolio in accordance with the stated policies of the Fund. Commonwealth make investment decisions for the Fund and places the purchase and sale orders for portfolio transactions.


         Commonwealth provides the Fund with investment officers who are authorized to execute purchases and sales of securities. Investment decisions for the Fund and for the other investment advisory clients of Commonwealth and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in Commonwealth's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. Commonwealth employs a professional staff of investment personnel who draw upon a variety of resources for research information for the Fund.


         The proceeds received by the Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Fund.


         Expenses incurred in the operation of the Fund, including but not limited to taxes, interest, brokerage fees and commissions, SEC fees and related expenses, state Blue Sky qualification fees, charges of the custodian and transfer and dividend disbursing agents, outside auditing, accounting, and legal services, investor servicing fees and expenses, charges for the printing of prospectuses and statements of additional information for regulatory purposes or for distribution to shareholders, certain shareholder report charges, and charges relating to corporate matters are borne by the Fund.


         The Management Contract is subject to annual approval (commencing in 1997) by (i) the Board of Directors or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the

Fund or Commonwealth by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Contract is terminable without penalty, on not more than sixty days' notice by the Fund or Commonwealth.


         Under the Management Contract, the Fund pays a monthly fee, calculated daily, to Commonwealth at the following rates expressed as a percentage of the Fund's average net assets: 0.75% of the first $5 million, 0.50% of the next $5 million, 0.25% of the next $90 million, 0.20% of the next $100 million, 0.15% of the next $100 million, and 0.10% thereafter.


         Prior to September 9, 1995, Lord, Abbett & Co. ("Lord, Abbett"), the General Motors Building, 767 Fifth Avenue, New York, New York 10153 served as investment adviser to the Fund under an Investment Advisory Agreement dated February 14, 1992. For its services, Lord, Abbett received $100,000 through February 13, 1993, $200,000 from February 14, 1993 through February 13, 1994, and $300,000 from February 14, 1994 through February 13, 1995. After February 13, 1995, the Fund paid a quarterly fee to Lord, Abbett according to the same schedule for fees under the Management Contract with Commonwealth.


MANAGEMENT FEES


         The Fund paid management fees in the following amounts for the fiscal years indicated below:


           1993                       1994                      1995*
        -------------             -------------              ----------
         $218,621                   $292,099                   $323,431





*  Of the amount paid, $198,375 was paid to Lord, Abbett.


OTHER SERVICES


ADMINISTRATIVE SERVICES


         Mentor Investment Group, Inc. ("Mentor") acts as administrator to the Fund pursuant to an Administrative Services Agreement. Pursuant to the Administrative Services Agreement, Mentor assists the Fund in preparation of certain reports to shareholders of the Fund, tax returns, and filings with the SEC and state Blue Sky authorities, prepares and furnishes reports to the Fund's Board of Directors, and generally assists in the Fund's business operations.

         The Administrative Services Agreement is subject to annual approval (commencing in 1997) by (i) the Board of Directors or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund, or Mentor, by vote cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement is terminable without penalty, immediately upon notice, by the Board of Directors or by vote of the holders of a majority of the Fund shares, and on not less than thirty days' notice by Mentor. The Agreement will terminate automatically in the event of its assignment.


         The Fund pays Mentor for such services at an annual rate of 0.65% of the Fund's average daily net assets, less the amount of any management fees paid to Commonwealth pursuant to the Management Contract.


         Prior to August 21, 1995, America's Utility Fund Service Company ("AUF Service Company") provided administrative services and certain shareholder and transfer and dividend payment agent services to the Fund pursuant to an Administrative Services and Transfer Agency Agreement. For these combined services, AUF Service Company received fees from the Fund at the annual rate of 1% of the Fund's average net assets. AUF Service Company also paid the management fee for the Fund.


ADMINISTRATIVE FEES


         The Fund paid the following fees for administrative services for the fiscal years indicated below. Amounts prior to August 21, 1995 reflect the 1% fee paid to AUF Service Company.


           1993                      1994                     1995*
      -------------             -------------              ----------
        $678,254                  $952,198                  $948,530


*  Of this amount, $735,127 was paid to AUF Service Company.


SHAREHOLDER SERVICING


         The Fund has entered into a Shareholder Service Agreement dated August 21, 1995 with Mentor, pursuant to which Mentor, by itself, through AUF Service Company, or through other financial institutions, provides shareholder support services to the Fund and its shareholders. These services may include, but are not limited to, providing office space and various clerical, supervisory, and computer personnel for the maintenance of shareholder accounts, processing purchase and redemption transactions, and providing assistance to shareholders. In return for providing these services, the Fund pays Mentor a fee, at the annual rate of 0.25% of the Fund's average daily net assets. Pursuant to a Sub-Shareholder Services Agreement between Mentor and AUF Service Company, Mentor agrees to pay fees to AUF Service Company at the same annual rate of the Fund's net assets in respect of which AUF Service Company provides specified shareholder services.


         The Fund paid shareholder services fees to Mentor (which in turn paid fees to AUF Service Company) of $140,179 during fiscal year 1995. As described above, prior to August 21, 1995, certain of these services were provided by AUF Service Company under a different agreement.


TRANSFER AGENT SERVICES


         AUF Service Company receives fees from Boston Financial Data Services, Inc. ("BFDS"), the Fund's transfer agent, for services performed under a Sub-Transfer Agency Agreement dated August 21, 1995. Pursuant to that Agreement, AUF Service Company provides certain transfer agent, dividend disbursing agent, and other services to the Fund and its shareholders who purchase shares of the Fund through facilities made available to Virginia Power and North Carolina Power customers. BFDS pays AUF Service Company a fee at the annual rate of 0.10% of the Fund's average net assets attributable to shares held such shareholders. For the period August 21, 1995 to December 31, 1995, these fees amounted to $56,040.


EXPENSE REIMBURSEMENT


         AUF Service Company (prior to August 21, 1995) agreed, and Mentor (after August 21, 1995) has agreed, to bear the expenses of the Fund to the extent total Fund operating expenses exceed 1.21% of the Fund's average daily net assets. Mentor has agreed to maintain the expense limitation in effect until September 11, 1996. As a result of this expense limitation, AUF Service Company and Mentor incurred expenses of $118,162 and $66,941 respectively, for the Fund during the 1995 fiscal year. The expense limitation currently in effect does not cover extraordinary expenses of the Fund.


BROKERAGE


         Transactions on U.S. stock exchanges, commodities markets, and futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")), from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Commonwealth receives brokerage and research services and other similar services from many broker-dealers with which it places the Fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by Commonwealth's managers and analysts. Where the services referred to above are not used exclusively by Commonwealth for research purposes, Commonwealth, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to its non-research use. Some of these services are of value to Commonwealth and its affiliates in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund.


         Commonwealth place all orders for the purchase and sale of portfolio investments for the Fund and buys and sells investments for the Fund through a substantial number of brokers and dealers. Commonwealth seeks the best overall terms available for the Fund, except to the extent it may be permitted to pay higher brokerage commissions as described below. In doing so, Commonwealth, having in mind the Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.


         As permitted by Section 28(e) of the 1934 Act, and by the Management Contract, the Commonwealth may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to Commonwealth an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. Commonwealth's authority to cause the Fund to pay any such greater commissions is also subject to such policies as the Board of Directors may adopt from time to time. Commonwealth does not currently intend to cause the Fund to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, Commonwealth will use its best efforts to obtain the best overall terms available with respect to such transactions, as described above.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to such other policies as the Board of Directors may determine, Commonwealth may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.


         The Board of Directors has determined that portfolio transactions for the Fund may be effected through Wheat, First Securities, Inc. ("Wheat"), an affiliate of Commonwealth. The Trustees have adopted certain policies incorporating the standards of Rule 17e-l issued by the SEC under the 1940 Act which requires, among other things, that the commissions paid to Wheat must be reasonable and fair compared to the commissions, fees, or other remuneration received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. Wheat will not participate in brokerage commissions given by the Fund to other brokers or dealers. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The Fund will in no event effect principal transactions with Wheat in over-the-counter securities in which Wheat makes a market.


         Under rules adopted by the SEC, Wheat may not execute transactions for the Fund on the floor of any national securities exchange, but may effect transactions for the Fund by transmitting orders for execution and arranging for the performance of this function by members of the exchange not associated with Wheat. Wheat will be required to pay fees charged to those persons performing the floor brokerage elements out of the brokerage compensation it receives from the Fund. The Fund has been advised by Wheat that on most transactions, the floor brokerage generally constitutes from 5% and 10% of the total commissions paid.


BROKERAGE COMMISSIONS


         The Fund paid brokerage commissions in the following amounts during the periods set forth below:

   FISCAL YEAR               FISCAL YEAR                FISCAL YEAR
       1993                      1994                       1995
   ------------              ------------               -----------
     $226,666                  $145,900                  $162,737




         For fiscal year 1995, the Fund paid brokerage commissions to Wheat of $29,539, or 18.15% of the aggregate commissions paid by the Fund, on total brokerage transactions of $13,395,012, or 19.70% of the total amount of brokerage transactions entered into by the Fund.


DETERMINATION OF NET ASSET VALUE


         The Fund determines its net asset value per share each day the New York Stock Exchange (the "Exchange") is open. Currently, the Exchange is closed Saturdays, Sundays, and the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving, and Christmas.


         Securities for which market quotations are readily available are valued at prices which, in the opinion of the Board of Directors or Commonwealth, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain U.S. Government securities are stated at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Board of Directors. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the Fund outstanding.


         Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, or certain foreign securities. These investments are stated at fair value on the basis of valuations furnished by pricing services approved by the Board of Directors, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.


         If any securities held by the Fund are restricted as to resale, Commonwealth determines their fair values. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

         Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. Government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Board of Directors.



TAX STATUS


         The Fund intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").


         As a regulated investment company qualifying to have its tax liability determined under Subchapter M, the Fund will not be subject to federal income tax on any of its net investment income or net realized capital gains that are distributed to shareholders.


         In order to qualify as a "regulated investment company," the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other dispositions of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;
(b) derive less than 30% of its gross income from the sale or other disposition of certain assets (including stock and securities) held less than three months;
(c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government Securities). In order to receive the favorable tax treatment accorded regulated investment companies and their shareholders, moreover, the Fund must in general distribute at least 90% of its interest, dividends, net short-term capital gain, and certain other income each year.


         An excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus

98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. Each Portfolio intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by the Fund during October, November, or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.


         The Fund is required to withhold 31% of all income dividends and capital gain distributions, and 31% of the gross proceeds of all redemptions of Fund shares, in the case of any shareholder who does not provide a correct taxpayer identification number, about whom the Fund is notified that the shareholder has under reported income in the past, or who fails to certify to the Fund that the shareholder is not subject to such withholding. Tax-exempt shareholders are not subject to these back-up withholding rules so long as they furnish the Fund with a proper certification.


         Foreign currency-denominated    securities   and   related   hedging
transactions.   The Fund's   transactions   in  foreign   currencies,   foreign
currency-denominated debt securities, and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.


         If more than 50% of the Fund's assets at year end consists of the debt and equity securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.


         Investment by the Fund in certain "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."


         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to state and federal taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state or local taxes. The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).



DISTRIBUTION


         Project America, Inc. serves as principal distributor of the Fund under a Distribution Agreement dated February 13, 1992. Pursuant to the Distribution Agreement, Project America agrees to bear the expenses of printing any promotional or sales literature used by Project America or furnished by Project America to dealers in connection with the public offering of the Fund's shares, including expenses of advertising in connection with such public offerings. Project America has not undertaken to sell any specified number of shares of the Fund. Project America receives no compensation from the Fund for the services it provides under the Distribution Agreement.

         The Fund or Project America may terminate the Distribution Agreement on sixty days' written notice without penalty. The Distribution Agreement will terminate automatically in the event of its assignment.


PERFORMANCE INFORMATION

         Total return is determined by calculating the actual investment return on a $1,000 investment in the Fund over the one-year period and the life of the Fund. Total return may also be presented for other periods. Total return calculations assume reinvestment of all Fund distributions at net asset value on their respective reinvestment dates. The total return for the one-year period ending December 31, 1995 and for the life of the Fund was 32.30% and 10.85%, respectively.


     The Fund's yield is presented for a specified thirty-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by the Fund during the base period less expenses accrued for that period, and (ii) dividing that amount by the product of (A) the average daily number of shares of the Fund outstanding during the base period and entitled to receive dividends and (B) the net asset value per share on the last day of the base period. The result is annualized on a compounding basis to determine the yield. For this calculation, interest earned on debt obligations held by the Fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as GNMA's, based on cost). Dividends on equity securities are accrued daily at their stated dividend rates. The yield for the Fund for the thirty-day period ended December 31, 1995 was 3.86%.





         ALL DATA FOR THE FUND ARE BASED ON PAST PERFORMANCE AND DO NOT PREDICT FUTURE RESULTS.


       Independent   statistical   agencies  measure  the  Fund's   investment
performance and publish comparative information showing how the Fund, and other investment companies, performed in specified time periods. Agencies whose reports are commonly used for such comparisons are set forth below. From time to time, the Fund may distribute these comparisons to its shareholders or to potential investors. THE AGENCIES LISTED BELOW MEASURE PERFORMANCE BASED ON THE BASIS OF THEIR OWN CRITERIA RATHER THAN ON THE BASIS OF THE STANDARDIZED PERFORMANCE MEASURES DESCRIBED ABOVE.


         LIPPER ANALYTICAL SERVICES, INC. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, reflecting generally changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, for example year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.


         MORNINGSTAR, INC. distributes mutual fund ratings twice a month. the ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds with similar objectives. The performance factor is a weighted-average assessment of the Portfolio's 3-year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's Corporation and Moody's Investor Service, Inc.


         WEISENBERGER'S MANAGEMENT RESULTS publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year performance. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.


         Independent publications may also evaluate the Fund's performance. Certain of those publications are listed below. The Fund may distribute evaluations by or excerpts from these publications to its shareholders or to potential investors. The following illustrates the types of information provided by these publications.

         BUSINESS WEEK publishes mutual fund rankings in its Investment Figures of the Week column. The rankings are based on 4-week and 52-week total return reflecting changes in net asset value and the reinvestment of all distributions. They do not reflect deduction of any sales charges. Portfolios are not categorized; they compete in a large universe of over 2,000 funds. The source for rankings is data generated by Morningstar, Inc.


         INVESTOR'S BUSINESS DAILY publishes mutual fund rankings on a daily basis. The rankings are depicted as the top 25 funds in a given category. The categories are based loosely on the type of fund, e.g., growth funds, balanced funds, U.S. government funds, GNMA funds, growth and income funds, corporate bond funds, etc. Performance periods for sector equity funds can vary from 4 weeks to 39 weeks; performance periods for other fund groups vary from 1 year to 3 years. Total return performance reflects changes in net asset value and reinvestment of dividends and capital gains. The rankings are based strictly on total return. They do not reflect deduction of any sales charges Performance grades are conferred from A+ to E. An A+ rating means that the fund has performed within the top 5% of a general universe of over 2000 funds; an A rating denotes the top 10%; an A- is given to the top 15%, etc.


         BARRON'S periodically publishes mutual fund rankings. The rankings are based on total return performance provided by Lipper Analytical Services. The Lipper total return data reflects changes in net asset value and reinvestment of distributions, but does not reflect deduction of any sales charges. The performance periods vary from short-term intervals (current quarter or year-to-date, for example) to long-term periods (five-year or ten-year performance, for example). Barron's classifies the funds using the Lipper mutual fund categories, such as Capital Appreciation Portfolios, Growth Portfolios, U.S. Government Portfolios, Equity Income Portfolios, Global Portfolios, etc. Occasionally, Barron's modifies the Lipper information by ranking the funds in asset classes. "Large funds" may be those with assets in excess of $25 million; "small funds" may be those with less than $25 million in assets.

         THE WALL STREET JOURNAL publishes its Mutual Portfolio Scorecard on a daily basis. Each Scorecard is a ranking of the top-15 funds in a given Lipper Analytical Services category. Lipper provides the rankings based on its total return data reflecting changes in net asset value and reinvestment of distributions and not reflecting any sales charges. The Scorecard portrays 4-week, year-to-date, one-year and 5-year performance; however, the ranking is based on the one-year results. The rankings for any given category appear approximately once per month.

         FORTUNE magazine periodically publishes mutual fund rankings that have been compiled for the magazine by Morningstar, Inc. Portfolios are placed in stock or bond fund categories (for example, aggressive growth stock funds, growth stock funds, small company stock funds, junk bond funds, Treasury bond funds etc.), with the top-10 stock funds and the top-5 bond funds appearing in the rankings. The rankings are based on 3- year annualized total return reflecting changes in net asset value and reinvestment of distributions and not reflecting sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund.

         MONEY magazine periodically publishes mutual fund rankings on a database of funds tracked for performance by Lipper Analytical Services. The funds are placed in 23 stock or bond fund categories and analyzed for five-year risk adjusted return. Total return reflects changes in net asset value and reinvestment of all dividends and capital gains distributions and does not reflect deduction of any sales charges. Grades are conferred (from A to E): the top 20% in each category receive an A, the next 20% a B, etc. To be ranked, a fund must be at least one year old, accept a minimum investment of $25,000 or less and have had assets of at least $25 million as of a given date.

         FINANCIAL WORLD publishes its monthly Independent Appraisals of Mutual Portfolios, a survey of approximately 1000 mutual funds. Portfolios are categorized as to type, e.g., balanced funds, corporate bond funds, global bond funds, growth and income funds, U.S. government bond funds, etc. To compete, funds must be over one year old, have over $1 million in assets, require a maximum of $10,000 initial investment, and should be available in at least 10 states in the United States. The funds receive a composite past performance rating, which weighs the intermediate - and long-term past performance of each fund versus its category, as well as taking into account its risk, reward to risk, and fees. An A+ rated fund is one of the best, while a D- rated fund is one of the worst. The source for Financial World rating is Schabacker investment management in Rockville, Maryland.

         FORBES magazine periodically publishes mutual fund ratings based on performance over at least two bull and bear market cycles. The funds are categorized by type, including stock and balanced funds, taxable bond funds, municipal bond funds, etc. Data sources include Lipper Analytical Services and CDA Investment Technologies. The ratings are based strictly on performance at net asset value over the given cycles. Portfolios performing in the top 5% receive an A+ rating; the top 15% receive an A rating; and so on until the bottom 5% receive an F rating. Each fund exhibits two ratings, one for performance in "up" markets and another for performance in "down" markets.

         KIPLINGER'S PERSONAL FINANCE MAGAZINE (formerly Changing Times), periodically publishes rankings of mutual funds based on one-, three- and five-year total return performance reflecting changes in net asset value and reinvestment of dividends and capital gains and not reflecting deduction of any sales charges. Portfolios are ranked by tenths: a rank of 1 means that a fund was among the highest 10% in total return for the period; a rank of 10 denotes the bottom 10%. Portfolios compete in categories of similar funds -- aggressive growth funds, growth and income funds, sector funds, corporate bond funds, global governmental bond funds, mortgage-backed securities funds, etc. Kiplinger's also provides a risk-adjusted grade in both rising and falling markets. Portfolios are graded against others with the same objective. The average weekly total return over two years is calculated. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund.

         U.S. NEWS AND WORLD REPORT periodically publishes mutual fund rankings based on an overall performance index (OPI) devised by Kanon Bloch Carre & Co., a Boston research firm. Over 2000 funds are tracked and divided into 10 equity, taxable bond and tax-free bond categories. Portfolios compete within the 10 groups and three broad categories. The

         OPI is a number from 0-100 that measures the relative performance of funds at least three years old over the last 1, 3, 5 and 10 years and the last six bear markets. Total return reflects changes in net asset value and the reinvestment of any dividends and capital gains distributions and does not reflect deduction of any sales charges. Results for the longer periods receive the most weight.

         THE 100 BEST MUTUAL  PORTFOLIOS YOU CAN BUY (1992),  authored by Gordon
         K. Williamson. The author's list of funds is divided into 12 equity and bond fund categories, and the 100 funds are determined by applying four criteria. First, equity funds whose current management teams have been in place for less than five years are eliminated. (The standard for bond funds is three years.) Second, the author excludes any fund that ranks in the bottom 20 percent of its category's risk level. Risk is determined by analyzing how many months over the past three years the fund has underperformed a bank CD or a U.S. Treasury bill. Third, a fund must have demonstrated strong results for current three-year and five-year performance. Fourth, the fund must either possess, in Mr. Williamson's judgment, "excellent" risk-adjusted return or "superior" return with low levels of risk. Each of the 100 funds is ranked in five categories: total return, risk/volatility, management, current income and expenses. The rankings follow a five-point system: zero designates "poor"; one point means "fair"; two points denote "good"; three points qualify as a "very good"; four points rank as "superior"; and five points mean "excellent."




OFFICERS OF COMMONWEALTH


W. HANCE WEST, JR., CFA    MANAGING DIRECTOR, TOTAL RETURN PORTFOLIO MANAGER
Mr. West has eight years of investment management experience. Mr. West serves as co- manager for the Mentor Income Fund (formerly RAC Income Fund), a $130 million closed-end bond fund. He holds his undergraduate degree in accounting from Virginia Polytechnic Institute and his graduate degree in business from University of Rochester.


P. MICHAEL JONES, CFA    MANAGING DIRECTOR, INCOME PORTFOLIO MANAGER
Mr. Jones has ten years of investment management experience. Mr. Jones is responsible for the design and implementation of the fixed-income group's proprietary analytical system. He earned his undergraduate degree from the College of William and Mary.


STEVEN C. HENDERSON    ASSOCIATE VICE PRESIDENT, INCOME PORTFOLIO MANAGER
Mr. Henderson has six years of investment management experience. He has an undergraduate degree from the University of Richmond and a masters in business administration from George Washington University.


STEPHEN R. MCCLELLAND    VICE PRESIDENT, TOTAL RETURN PORTFOLIO MANAGER Mr.
McClelland has five years of investment management experience, all of which have been at Commonwealth. He is a Certified Public Accountant and received his undergraduate degree in accounting from Iowa State University and his graduate business degree from Virginia Commonwealth University.


KEITH WANTLING    ASSOCIATE VICE PRESIDENT, SENIOR RESEARCH ANALYST Mr. Wantling
has four years of experience. Mr. Wantling performs analysis and screening for credit sensitive private label mortgage-backed securities and directs the firm's portfolio analysis effort. He holds his undergraduate degree in accounting information systems from Virginia Polytechnic Institute.


R. PRESTON NUTTALL, CFA    MANAGING DIRECTOR, DIRECTOR OF CASH MANAGEMENT AND
                           PORTFOLIO MANAGER
Mr. Nuttall has more than thirty years of investment management experience. Prior to Commonwealth, he led short-term fixed-income management for fifteen years at Capitoline Investment Services, Inc. He has his undergraduate degree in economics from the University of Richmond and his graduate degree in finance from the Wharton School at the University of Pennsylvania.


HUBERT R. WHITE III    VICE PRESIDENT, PORTFOLIO MANAGER
Mr. White has eleven years of investment management experience. Prior to joining Commonwealth, he served for five years as portfolio manager with Capitoline Investment Services. He has his undergraduate degree in business from the University of Richmond.


KATHRYN T. ALLEN    VICE PRESIDENT, PORTFOLIO MANAGER
Ms. Allen has fourteen years of investment management experience and specializes in tax-free trades. Prior to joining Commonwealth, Ms. Allen was portfolio group manager at PNC Institutional Management Corporation. She has her undergraduate degree in commerce and business administration from the University of Alabama.


JOHN G. DAVENPORT, CFA    MANAGING DIRECTOR COMMONWEALTH ADVISORS
                          CHIEF EQUITY OFFICER AND PORTFOLIO MANAGER
Mr. Davenport has eleven years of investment management experience. He joined Commonwealth after heading equity research for Lowe, Brockenbrough, Tierney, & Tattersall. He earned his undergraduate business degree from the University of Richmond and his graduate degree in business from the University of Virginia.


RICHARD L. RICE, CFA    RESEARCH ANALYST
Mr. Rice has twenty-five years' experience in the securities industry. Prior to joining Commonwealth, he was a partner in the equity management software firm, Parata Analytics Research, which was acquired by Commonwealth. He has his undergraduate degree from the University of Florida and has completed graduate work at Georgia State University.

CUSTODIAN

         Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, acts as the custodian for the Fund's portfolio securities and cash. In this capacity, it maintains certain financial and accounting books and records pursuant to agreements with the Fund.


INDEPENDENT AUDITORS

         Deloitte & Touche LLP, 707 East Main Street, Richmond, Virginia 23219, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.


RATINGS


         The rating services' descriptions of corporate bonds are:


MOODY'S INVESTORS SERVICE, INC.:


AAA -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


AA -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.


A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.


BAA -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

STANDARD & POOR'S:


AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.


AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.


A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.


BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.


A-1 AND PRIME-1 COMMERCIAL PAPER RATINGS


The rating A-1 (including A-1+) is the highest commercial paper rating assigned by S&P. Commercial paper rated A-1 by S&P has the following characteristics:


         o         liquidity ratios are adequate to meet cash requirements;

         o         long-term senior debt is rated "A" or better;

         o the issuer has access to at least two additional channels of borrowing;

         o basic earnings and cash flow have an upward trend with allowance made for unusual circumstances;

         o typically, the issuer's industry is well established and the issuer has a strong position within the industry; and

         o         the reliability and quality of management are unquestioned.


Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. Issues rated A-1 that are determined by S&P to have overwhelming safety characteristics are designated A-1+.


The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:

         o         evaluation of the management of the issuer;

         o economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

         o evaluation of the issuer's products in relation to competition and customer acceptance;

         o         liquidity;

         o         amount and quality of long-term debt;

         o         trend of earnings over a period of ten years;

         o financial strength of parent company and the relationships which exist with the issuer; and

         o recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.


NOTE RATINGS:


MIG1/VMIG1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.


MIG2/VMIG2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.


A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.


A-2  -  Capacity  for  timely  payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

AMERICA'S UTILITY FUND, INC.
PORTFOLIO OF INVESTMENTS
December 31, 1995

 Shares or                                      Market Value

Face Amount            Common Stocks                (Note 2)
              PUBLIC UTILITY - ELECTRIC -
                57.93%
212,000       Allegheny Power Systems, Inc.     $  6,068,500
188,000       Baltimore Gas & Electric Company     5,358,000
182,000       Central and Southwest
                Corporation                        5,073,250
 94,950       Cinergy Corporation                  2,907,844
145,000       Detroit Edison Company               5,002,500
191,000       DPL, Inc.                            4,727,250
139,950       DQE, Inc.                            4,303,462
 65,000       Duke Power Company                   3,079,375
125,000       Eastern Utilities Associates
                Company                            2,953,125
 95,500       General Public Utilities
                Corporation                        3,247,000
114,000       IPALCO Enterprises, Inc.             4,346,250
122,250       LG&E Energy Corporation              5,165,062
 33,800       NIPSCO Industries, Inc.              1,292,850
 88,200       Northern States Power Company        4,332,825
185,000       Ohio Edison Company                  4,347,500
209,000       Potomac Electric Power Company       5,486,250
143,000       Public Service Company of
                Colorado                           5,058,625
110,000       Public Service Enterprise Group,
                Inc.                               3,368,750
194,000       SCANA Corporation                    5,553,250
203,000       Southern Company                     4,998,875
109,500       TECO Energy Company                  2,805,938
145,500       Western Resources, Inc.              4,856,063
                                                  94,332,544
              PUBLIC UTILITY - NATURAL GAS -
                7.66%
114,000       Brooklyn Union Gas Company           3,334,500
 35,000       Indiana Energy                         835,625
118,000       Nicor, Inc.                          3,245,000
 90,000       Pacific Enterprise Company           2,542,500
 75,000       Questar Corporation                  2,512,500
                                                  12,470,125

 Shares or                                      Market Value
Face Amount            Common Stocks                (Note 2)
              TELECOMMUNICATIONS - 20.61%

    58,000    AT&T Corporation                    $  3,755,500
    80,000    Ameritech                              4,720,000
   135,000    GTE Corporation                        5,940,000
   193,000    MCI Communications Corporation         5,042,125
    65,000    NYNEX Corporation                      3,510,000
    41,000    SBC Communications Corporation         2,357,500
   132,000    Sprint Corporation                     5,263,500
    83,000    U.S. West, Inc.                        2,967,250
                                                    33,555,875
              Total Common Stocks - 86.20%
                (cost $122,459,120)                140,358,544

              CORPORATE BONDS - 4.67%

$1,250,000    Duke Power Company, 8.00%,
                  11/1/99                            1,345,312
 2,000,000    Pacific Gas & Electric Company,
                  5.88%, 10/1/05                     1,940,000
 2,000,000    Texas Utilities Electric
                  Company, 8.25%, 4/1/04             2,252,500
 2,000,000    Washington Water Power, 6.75%,
                  4/15/99                            2,059,960
              Total Corporate Bonds
                (cost $7,309,435)                    7,597,772

              TEMPORARY INVESTMENTS - 8.74%

13,930,000    Federal Home Loan Bank, Discount
                  Note, 5.60%, due 1/2/96           13,927,833
   305,668    Mellon Bank Deposit Instruments
                at 5.45%, dated 12/29/95, due
                1/2/96                                 305,668
              Total Temporary Investments
                (cost $14,233,551)                  14,233,501
              TOTAL INVESTMENTS - 99.61%
                (COST $144,002,106)                162,189,817
              OTHER ASSETS LESS LIABILITIES -
                0.39%                                  640,541
              NET ASSETS - 100.00%                $162,830,358

See notes to financial statements.

AMERICA'S UTILITY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995



ASSETS
Investments, at market value --
  identified cost $144,002,106 (Note 2)         $162,189,817
Receivables
  Dividends and interest receivable                  784,807
  Capital shares sold                                147,335
      Total assets                               163,121,959
LIABILITIES
Dividends payable                                    107,708
Capital shares redeemed                               35,059
Accrued expenses                                     148,834
      Total liabilities                              291,601
NET ASSETS                                      $162,830,358
Net Assets represented by:
Additional paid-in capital                      $149,272,638
Undistributed net investment income                   46,671
Accumulated net realized loss on investment
  transactions                                    (4,676,662)
Net unrealized appreciation of investments        18,187,711
  Net Assets                                    $162,830,358
  Shares outstanding                               6,586,756
Net Asset Value Per Share                       $      24.72


STATEMENT OF OPERATIONS
For the Year Ended December 31, 1995

INVESTMENT INCOME
  Dividends                                      $ 6,918,646
  Interest                                         1,150,636
    Total investment income (Note 2)               8,069,282
EXPENSES
  Administrative service fees (Note 5)               948,530
  Investment advisor fees (Note 5)                   323,431
  Shareholder reports                                168,544
  Shareholder services fees (Note 5)                 140,179
  Printing and postage expenses                       69,745
  Directors' fees                                     58,508
  Transfer agent fees (Note 5)                        56,072
  Legal fees                                          46,254
  Custody fees                                        35,000
  Audit fees                                          22,000
  Registration fees                                   21,625
  Insurance and other                                 35,088
    Total expenses                                 1,924,976
Deduct
  Expenses assumed by administrative services
    company (Note 5)                                (185,103)
Net expenses                                       1,739,873
Net investment income                              6,329,409
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                 1,297,943
  Change in unrealized appreciation or
    depreciation of investments for the year      33,092,284
  Net realized and unrealized gain on
    investments                                   34,390,227
  Net increase in net assets resulting from
  operations                                     $40,719,636

See notes to financial statements.

AMERICA'S UTILITY FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31, 1995 and 1994

                                        1995           1994
NET INCREASE IN NET ASSETS FROM:
OPERATIONS
  Net investment income             $  6,329,409   $  5,793,402
  Net realized gain (loss)
    on investments                     1,297,943     (6,104,101)
  Change in unrealized
    appreciation (depreciation) of
    investments                       33,092,284    (17,180,151)
Increase (decrease) in net assets
  resulting from operations           40,719,636    (17,490,850)
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income               (6,298,780)    (5,804,002)
CAPITAL SHARE TRANSACTIONS (NOTE 4)
  Net proceeds from sale of shares    18,986,502     31,649,629
  Reinvested distributions             5,908,003      5,558,294
  Cost of shares redeemed            (21,494,033)   (22,429,458)
    Change in net assets from
      capital share transactions       3,400,472     14,778,465
Increase (decrease) in net assets     37,821,328     (8,516,387)

Net assets
  Beginning of year                  125,009,030    133,525,417
  End of year                       $162,830,358   $125,009,030

FINANCIAL HIGHLIGHTS

                                                                               1995         1994         1993        1992(a)
PER SHARE OPERATING PERFORMANCE

NET ASSET VALUE, BEGINNING OF PERIOD                                          $ 19.50      $ 23.54      $ 21.95      $ 20.54
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                          0.96         0.96         0.91         0.63
  Net realized and unrealized gain (loss) on investments                         5.22        (4.04)        2.00         1.80
     Total from investment operations                                            6.18        (3.08)        2.91         2.43
LESS DISTRIBUTIONS
  Dividends from net investment income                                           0.96         0.96         0.92         0.67
  Distributions from net realized capital gains                                  0.00         0.00         0.40         0.35
     Total distributions                                                         0.96         0.96         1.32         1.02
NET ASSET VALUE, END OF PERIOD                                                $ 24.72      $ 19.50      $ 23.54      $ 21.95

Total Return                                                                    32.30%      (13.10%)      13.26%       18.76%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)                                       $162.83      $125.01      $133.53      $ 43.67
Ratio of expenses to average net assets                                          1.21%        1.21%        1.21%        1.21%
Ratio of expenses to average net assets before expense reductions                1.34%        1.33%        1.41%        1.41%
Ratio of net investment income to average net assets                             4.40%        4.66%        4.19%        4.99%
Portfolio turnover rate                                                         27.77%       28.85%       21.20%       24.16%

(a) Dividends from net investment income include investment income earned prior to commencement of sales to the public. The total return and the ratios to average net assets are annualized.

See notes to financial statements.

AMERICA'S UTILITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1995


NOTE 1: ORGANIZATION


America's Utility Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized as a Maryland corporation on January 28, 1992. On February 14, 1992 (initial investment date), the Fund sold 500,000 shares of common stock to Dominion Resources, Inc., the ultimate parent of America's Utility Fund Service Company, for $10,000,000. The Fund commenced sales to the public on May 5, 1992. The following summarizes the significant accounting policies of the Fund.


NOTE 2: SIGNIFICANT ACCOUNTING POLICIES


SECURITY VALUATION. Investments in securities traded on a national securities exchange and over-the-counter securities quoted on the NASDAQ National Market System are valued at the last reported sales price or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market, other than those quoted on the NASDAQ National Market System, are valued at the last available bid price. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures approved by the Board of Directors.


REPURCHASE AGREEMENTS. It is the policy of the Fund to require that repurchase agreement investments be fully collateralized at all times. Procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's underlying securities to ensure the existence of a proper level of collateral.


The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Fund's Board of Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.


FEDERAL INCOME TAXES. The Fund intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required. Effective January 1, 1994, the Fund began accounting and reporting for distributions to shareholders in accordance with Statement of Position 93-2, Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. As a result, the Fund changed the classification of certain distributions to shareholders for financial reporting purposes. The cumulative effect of adopting the statement was to reclassify $967,486 to accumulated net realized gains from undistributed net investment income, due to the tax treatment of net short-term capital gains for tax purposes. At December 31, 1995, the Fund, for federal tax purposes, had a capital loss carryover of approximately $4,806,158. Pursuant to the Internal Revenue Code, such capital loss carryover will expire in 2002.


DISTRIBUTION TO SHAREHOLDERS. Dividends to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid quarterly. Distributions of capital gains, if any, are made annually.


SECURITY TRANSACTIONS. The Fund records security transactions on the trade date. Gains and losses on securities sold are determined on the first-in, first-out
(FIFO) method. Discounts and premiums on securities purchased are amortized over the life of the respective securities.


INVESTMENT INCOME. Dividend income is recognized on the ex-dividend date, and interest income is recognized daily on an accrual basis.


NOTE 3: INVESTMENT TRANSACTIONS


Purchases and sales of investment securities (excluding short-term securities) were $39,125,520 and $35,317,878, respectively. Net unrealized appreciation at December 31, 1995, based on the cost of securities for federal income tax purposes of $144,002,106 is as follows:

Gross unrealized appreciation                 $19,133,976
Gross unrealized depreciation                    (946,265)
Net unrealized appreciation                   $18,187,711

NOTE 4: CAPITAL SHARE TRANSACTIONS


As of December 31, 1995 there were 500,000,000 shares of $0.0001 par value capital stock authorized. Transactions in Fund shares were as follows:

                                          Year
                                         Ended      Year Ended
                                        12/31/95     12/31/94
Shares sold                              874,570     1,529,357
Shares issued upon reinvestment
  of dividends                           264,072       278,823
Shares redeemed                         (962,767)   (1,069,298)
                                         175,875       738,882

NOTE 5: ADMINISTRATIVE SERVICES FEES AND OTHER TRANSACTIONS WITH AFFILIATES


Commonwealth Investment Counsel, Inc. ("Commonwealth"), serves as investment manager to the Fund under a Management Contract dated September 9, 1995. Commonwealth is a wholly owned subsidiary of Mentor Investment Group, Inc., which in turn is a wholly owned subsidiary of Wheat First Butcher Singer Inc. Commonwealth receives for its services an annual investment management fee expressed as a percentage of average daily net assets as follows: 0.75% of the first $5 million of average daily net assets, 0.50% of the next $5 million, 0.25% of the next $90 million, 0.20% of the next $100 million, 0.15% of the next $100 million and 0.10% of the average daily net assets in excess of $300 million.


Mentor Investment Group, Inc. ("Mentor") provides administrative personnel and services to the Fund under an Administration Agreement dated August 21, 1995. Pursuant to the Agreement, the Fund pays Mentor a fee at the annual rate of 0.65% of the Fund's average daily net assets, less the amount of any management fees paid to Commonwealth pursuant to the Management Contract.

Prior to August 21, 1995, the Fund paid fees to America's Utility Fund Service Company ("AUFSC") under an Administrative Services and Transfer Agency Agreement, pursuant to which AUFSC provided administrative, transfer agency and dividend disbursing agency services. The Fund paid fees under that Agreement at an annual rate of 1.00% of the Fund's average daily net assets less the amount of any fees payable to the Fund's investment adviser.


The Fund has entered into a Shareholder Services Agreement with Mentor dated August 21, 1995, pursuant to which Mentor, itself, through AUFSC, or through other financial institutions, provides shareholder support services to the Fund and its shareholders. The Fund pays fees to Mentor under that Agreement at an annual rate of 0.25% of the Funds average daily net assets. Pursuant to a Sub-Shareholder Services Agreement between Mentor and AUFSC, Mentor in turn pays fees to AUFSC at the same annual rate of the Fund's assets in respect of which AUFSC provides specified shareholder services.


AUFSC also receives fees from the Fund's transfer agent for services performed under a Sub-Transfer Agency Agreement dated August 21, 1995. Pursuant to that Agreement, the transfer agent pays AUFSC a fee at the annual rate of 0.10% of the Fund's average daily net assets attributable to shares held by the shareholders to whom AUFSC provides such sub-transfer agency services.


AUFSC (prior to August 21, 1995) agreed, and Mentor (after August 21, 1995) has agreed, to bear the expenses of the Fund to the extent total Fund operating expenses exceed 1.21% of the Fund's average daily net assets. Mentor has agreed to maintain the expense limitation in effect until September 11, 1996. As a result of this expense limitation, AUFSC and Mentor incurred expenses of $118,162 and $66,941 respectively, for the Fund during the 1995 fiscal year.


As of December 31, 1995 Dominion Resources, Inc. and subsidiaries owned 168,016 shares of capital stock, representing 2.6% of the total shares (market value $4,153,345).

                             Income Tax Information



Of the ordinary income distributions paid during the period ended December 31, 1995, the Fund is designating 100% as eligible for the dividends-received exclusion for corporations.


This material must be preceded or accompanied by a current Prospectus for America's Utility Fund. It contains complete information regarding fees and expenses. Please read it carefully before investing or sending money.



REPORT OF INDEPENDENT AUDITORS
The Shareholders and Board of Directors
America's Utility Fund, Inc.


   We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of America's Utility Fund, Inc. as of December 31, 1995, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the years ended December 31, 1995, 1994 and 1993, and for the period May 5, 1992 (commencement of sales to the public) through December 31, 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


   In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of America's Utility Fund, Inc. as of December 31, 1995 and the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Richmond, Virginia
January 26, 1996

                        AMERICA'S UTILITY FUND, INC.

                         PART C.  OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

          a.   Financial Statements (Included in Parts A and B)

               (1)  Report of Independent Auditors (b)
               (2)  Statement of Assets and Liabilities -- December 31,
                    1995 (b)
               (3)  Statement of Operations -- Year Ended December 31, 1995 (b)
               (4)  Statement of Changes in Net Assets -- Years Ended
                    December 31, 1995 and 1994 (b)
               (5)  Financial Highlights (a)
               (6)  Notes to Financial Statements (b)
               (7)  Schedule of Investments -- December 31, 1995 (b)
               (a)  Included in Part A.
               (b)  Included in Part B.


          b.   Exhibits


               (1)  Articles of Incorporation.*
               (2)  By-laws.*
               (3)  Inapplicable.
               (4)  Form of Enrollment Application.*
               (5)
                    (A)  Form of Management Contract.
                    (B)  Form of Administrative Services Agreement.
               (6) Distribution Agreement, dated as of March 20, 1992, between the Registrant and Project America, Inc.*
               (7)  Inapplicable.
               (8)
                    (A) Custodian Agreement, dated as of September 1, 1994, between the Registrant and Mellon Bank, N.A.*
                    (B)  Form of Shareholder Service Agreement.
                    (C)  Form of Sub-Shareholder Service Agreement.
                    (D)  Form of Transfer Agency Agreement.
                    (E)  Form of Sub-Transfer Agency Agreement.
               (9)  Inapplicable.
               (10) Opinion of Counsel, including consent.*
               (11) Consent of Independent Accountants.
               (12) Inapplicable.
               (13) Purchase Agreement, dated as of February 14, 1992,
                    between the Registrant and Dominion Resources, Inc.*
               (14) Form of Registrant's IRA Documents.*
               (15) Inapplicable.
               (11) Consent of Independent Accountants
               (16) Schedule of Computation of Performance.*
               (27) Financial Data Schedule


*    Previously filed.
     Filed herewith.



Item 25:  Persons Controlled by or Under Common Control with Registrant


          None













Item 26:  Number of Holders of Securities (as of February 1, 1996)

              (1)                      (2)
        Title of Class    Number of Record Shareholders

           Common Stock, par         41,986
           value $.001 per share

Item 27:   Indemnification


           The information required by this item is incorporated herein by reference from Post-Effective Amendment No. 4 to the Registrant's Statement on Form N-1A (Reg. No. 33-45437) under the Securities Act of 1933, filed on February 16, 1995.


Item 28.   Business or Other Connections of Investment Adviser


           (a) Commonwealth Investment Counsel, Inc., the investment adviser of the Fund, serves as investment adviser to the Cash Resource Money Market Fund, Cash Resource U.S. Government Money Market Fund, Cash Resource Tax-Exempt Money Market Fund, Mentor Balanced Portfolio, Mentor Quality Income Portfolio, Mentor Short-Duration Income Portfolio, Mentor Cash Management Portfolio, Mentor Fixed-Income Portfolio, Mentor Intermediate Duration Portfolio, and SNAP Fund, each of which is an open-end investment company, and Mentor Income Fund, Inc., a closed-end investment company.


           (b) The following is additional information with respect to the directors and officers of Commonwealth Investment Counsel, Inc.:






                                                        Other Substantial
                                                        Business,
                                                        Profession,
                                                        Vocation or
                                                        Employment
                                                        during the past
                                 Position with the      two
          Name                   Investment Adviser     fiscal years

          John G. Davenport      President;             None
                                 Director

          William F.             Senior Vice            None
          Johnston, III          President

          P. Michael Jones       Managing Director      None

          R. Preston Nuttall     Managing Director      Formerly, Senior
                                                        Vice President,
                                                        Capitoline
                                                        Investment
                                                        Services, 919 East
                                                        Main Street,
                                                        Richmond, VA 23219

          John J. Kelly          Vice President         None

          William H. West, Jr.   Managing Director      Vice President,
                                                        Mentor Income
                                                        Fund, Inc.;
                                                        formerly, Vice
                                                        President of
                                                        Ryland Capital
                                                        Management, Inc.,
                                                        11000 Broken Land
                                                        Parkway, Columbia,
                                                        MD 21044;
                                                        formerly, Vice
                                                        President, RAC
                                                        Income Fund, Inc.,
                                                        11000 Broken Land
                                                        Parkway, Columbia,
                                                        MD 21044

          Steven C. Henderson    Vice President         None


          Stephen R. McClelland  Associate Vice         Formerly, Associate
                                 President              Vice President,
                                                        Mentor Investment
                                                        Group, Inc.






          Thomas Lee Souders     Treasurer              Managing Director
                                                        and Chief
                                                        Financial Officer,
                                                        Wheat, First
                                                        Securities, Inc.;
                                                        formerly, Manager
                                                        of Internal Audit,
                                                        Heilig-Myers;
                                                        formerly, Manager,
                                                        Peat Marwick &
                                                        Mitchell & Company

          John Michael Ivan      Secretary              Managing Director,
                                                        Senior Vice
                                                        President and
                                                        Assistant General
                                                        Counsel, Wheat,
                                                        First Securities,
                                                        Inc.; Managing
                                                        Director and
                                                        Assistant
                                                        Secretary, Wheat
                                                        First Butcher
                                                        Singer, Inc.;
                                                        Clerk, Cash
                                                        Resource Trust and
                                                        Mentor
                                                        Institutional
                                                        Trust; Secretary,
                                                        The Mentor Funds.


           The address of Wheat, First Securities, Inc., Wheat First Butcher Singer, Inc., Cash Resource Trust, The Mentor Funds, Mentor Institutional Trust, Mentor Income Fund, Inc. and Mentor Investment Group, Inc. is 901 East Bryd Street, Richmond, VA 23219.

Item 29.  Principal Underwriters

          (a) Project America, Inc., the Registrant's only current principal underwriter, does not act as principal underwriter to any other investment companies.

          (b) The following is additional information with respect to the directors and officers of Project America:

            (1)                    (2)                          (3)
     Name and Principal         Position and                Position and
      Business Address      Offices with Underwriters   Offices with Registrant

     Glenna G. Bryant       Principal & Vice        Vice President -
     901 East Byrd          President               Administration
     Street
     Richmond, VA 23219

          (c)  Not applicable.

Item 30.  Location of Accounts and Records

          Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Fund or AUF Service Company, the Registrant's sub-transfer agent, at 901 East Byrd Street, Richmond, Virginia 23219 or Boston Financial Data Services, Inc., the Registrant's transfer agent, at 2 Heritage Drive, North Quincy, Massachusetts 02171. Records relating to the duties of the Registrant's custodian are maintained by Mellon Bank, N.A. at One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.

Item 31.  Management Services

          Not applicable.

Item 32.  Undertakings

          The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.





                                     SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, and Commonwealth of Virginia, on the 1st day of March, 1996:

                              AMERICA'S UTILITY FUND, INC.



                              By: /s/ DAVID L. HEAVENRIDGE
                                  David L. Heavenridge
                                  Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 1st day of March, 1996:

                              Director, Chairman of the
    /s/ DAVID L. HEAVENRIDGE  Board & Chief
     (David L. Heavenridge)   Executive Officer (Principal Executive Officer)


              *                               Director
     (Arch T. Allen, III)


              *                               Director
     (Robert P. Black)


              *                               Director
     (Peter W. Brown)


    /s/ JAMES L. TRUEHEART                    Vice President, Controller
     (James L. Trueheart)                     & Chief Financial Officer
                                                (Principal Financial and
                                                Accounting Officer)



*By: /s/ DAVID L. HEAVENRIDGE                 Attorney-in-fact
      (David L. Heavenridge)



                               POWER OF ATTORNEY

        We, the undersigned Directors of America's Utility Fund, Inc. (the "Fund"), hereby severally constitute and appoint David L. Heavenridge and James
L. Trueheart, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in the capacities indicated below, the Registration Statement on Form N-1A of the Fund and any and all amendments (including post-effective amendments) to said Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto our said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

        WITNESS our hands and common seal on the date set forth below.


     Signature                       Title                   Date

/s/ ARCH T. ALLEN, III              Director              March 1, 1996
    Arch T. Allen, III



/s  PETER W. BROWN                  Director              March 1, 1996
    Peter W. Brown

                             INDEX TO EXHIBITS


(5)(A)    Form of Management Contract
(5)(B)    Form of Administrative Services Agreement
(8)(B)    Form of Shareholder Service Agreement
(8)(C)    Form of Sub-Shareholder Service Agreement
(8)(D)    Form of Transfer Agency Agreement
(8)(E)    Form of Sub-Transfer Agency Agreement

(11)      Consent of Independent Auditors
(16)      Schedule of Computation of Performance
(27)      Financial Data Schedule